UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2010

Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721
(Address of principal executive offices)		(Zip Code)

408-451-9400
Registrant’s telephone number, including area code:

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07	Submission of Matters to a Vote of Security Holders
Item 7.01	Regulation FD Disclosure
Item 9.01	Financial Statements and Exhibits

SIGNATURES

Exhibit Index
Exhibit 99.1

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On June 28, 2010, Bell Microproducts Inc. (the “Company”) held a special meeting of shareholders to consider and vote on (1) a proposal to adopt the Agreement and Plan of Merger, dated as of March 28, 2010 (the “Merger Agreement”), by and among the Company, Avnet, Inc. (“Avnet”), a New York corporation, and AVT Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Avnet, and to approve the principal terms of the merger as contemplated by the Merger Agreement; and (2) a proposal to adjourn the special meeting to a later time or date, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the special meeting to adopt the Merger Agreement and to approve the principal terms of the merger.

As of May 19, 2010, which was the record date for the special meeting, 32,458,031shares of the Company’s common stock were issued and outstanding.  A quorum was present at the special meeting.

The proposal to adopt the Merger Agreement was approved by the Company’s shareholders.  The results of the vote on this proposal were:

For	Against	Abstain
20,140,780	372,386	6,924

The proposal to adjourn the special meeting to a later time if necessary or appropriate was approved by the Company’s shareholders.  The results of the vote on this proposal were:

For	Against	Abstain
19,998,567	327,051	194,472

Adjournment of the special meeting was not necessary or appropriate because there were sufficient votes at the time of the special meeting to adopt the Merger Agreement and to approve the principal terms of the merger.

Item  7.01                      Regulation FD Disclosure.

On June 28, 2010, the Company issued a press release announcing that the shareholders of the Company approved the Merger Agreement at a special meeting of shareholders.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1	Press Release issued by Bell Microproducts Inc. on June 28, 2010.*

*           Furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
June 29, 2010	By:	/s/ Andrew S. Hughes
		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No	Description
99.1	Press release issued by Bell Microproducts Inc. on June 28, 2010.*

*           Furnished, not filed.